File Pursuant to Rule 497(c)
                                                     1933 Act File No. 002-73468
                                                     1940 Act File No. 811-03235


STATEMENT OF ADDITIONAL INFORMATION                             January 31, 2005


                           FMI COMMON STOCK FUND, INC.
                      100 East Wisconsin Avenue, Suite 2200
                           Milwaukee, Wisconsin 53202


     This Statement of Additional Information is not a prospectus and should be read in conjunction with the prospectus of FMI Common Stock Fund, Inc. dated January 31, 2005. Requests for copies of the prospectus should be made by writing to FMI Common Stock Fund, Inc., 100 East Wisconsin Avenue, Suite 2200 Milwaukee, Wisconsin 53202, Attention: Corporate Secretary or by calling (414) 226-4555.

     The following financial statements are incorporated by reference to the Annual Report, dated September 30, 2004, of FMI Common Stock Fund, Inc. (File No. 811-03235) as filed with the Securities and Exchange Commission on Form N-CSR on November 29, 2004:

             Report of Independent Registered Public Accounting Firm Statement of Net Assets
             Statement of Operations
             Statements of Changes in Net Assets
             Financial Highlights
             Notes to Financial Statements


Shareholders may obtain a copy of the Annual Report, without charge, by calling 1-800-811-5311.

                           FMI COMMON STOCK FUND, INC.

                                Table of Contents

                                                                        Page No.


FUND HISTORY AND CLASSIFICATION................................................1

INVESTMENT RESTRICTIONS........................................................1

INVESTMENT CONSIDERATIONS......................................................2

DISCLOSURE OF PORTFOLIO HOLDINGS...............................................5

DIRECTORS AND OFFICERS OF THE FUND.............................................6

DOLLAR RANGE OF FUND SHARES...................................................10

PRINCIPAL SHAREHOLDERS........................................................10

INVESTMENT ADVISER AND ADMINISTRATOR..........................................11

DETERMINATION OF NET ASSET VALUE..............................................13

DISTRIBUTION OF SHARES........................................................14

RETIREMENT PLANS..............................................................14

AUTOMATIC INVESTMENT PLAN.....................................................17

REDEMPTION OF SHARES..........................................................18

SYSTEMATIC WITHDRAWAL PLAN....................................................18

ALLOCATION OF PORTFOLIO BROKERAGE.............................................19

CUSTODIAN.....................................................................19

TAXES.........................................................................20

SHAREHOLDER MEETINGS..........................................................21

CAPITAL STRUCTURE.............................................................22

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.................................22

DESCRIPTION OF SECURITIES RATINGS.............................................23


     No person has been authorized to give any information or to make any representations other than those contained in this Statement of Additional Information and the Prospectus dated January 31, 2005 and, if given or made, such information or representations may not be relied upon as having been authorized by FMI Common Stock Fund, Inc.


     This Statement of Additional Information does not constitute an offer to sell securities.

                         FUND HISTORY AND CLASSIFICATION

     FMI Common Stock Fund, Inc. (the "Fund"), a Wisconsin corporation incorporated on July 29, 1981, is a diversified, open-end management investment company registered under the Investment Company Act of 1940 (the "Act"). Prior to December 15, 2001 the Fund was known as "Fiduciary Capital Growth Fund, Inc."

                             INVESTMENT RESTRICTIONS

     The Fund has adopted the following investment restrictions which are matters of fundamental policy and cannot be changed without approval of the holders of the lesser of: (i) 67% of the Fund's shares present or represented at a shareholders meeting at which the holders of more than 50% of such shares are present or represented; or (ii) more than 50% of the outstanding shares of the Fund.

     1. The Fund will not purchase securities on margin, participate in a joint-trading account, sell securities short, or write or invest in put or call options. The Fund's investments in warrants, valued at the lower of cost or market, will not exceed 5% of the value of the Fund's net assets. Included within such amount, but not to exceed 2% of the value of the Fund's net assets, may be warrants which are not listed on the New York or American Stock Exchange.

     2. The Fund will not borrow money or issue senior securities, except for temporary bank borrowings (not in excess of 5% of the value of its assets) for emergency or extraordinary purposes, and will not pledge any of its assets except to secure borrowings and only to an extent not greater than 10% of the value of the Fund's net assets.

     3. The Fund will not lend money (except by purchasing publicly distributed debt securities or entering into repurchase agreements provided that repurchase agreements maturing in more than seven days plus all other illiquid or not readily marketable securities will not exceed 10% of the Fund's total assets) and will not lend its portfolio securities.

     4. The Fund will not purchase securities of other investment companies except (a) as part of a plan of merger, consolidation or reorganization approved by the shareholders of the Fund or (b) securities of registered closed-end investment companies on the open market where no commission or profit results, other than the usual and customary broker's commission and where as a result of such purchase the Fund would hold less than 3% of any class of securities, including voting securities, of any registered closed-end investment company and less than 5% of the Fund's assets, taken at current value, would be invested in securities of registered closed-end investment companies.

     5. The Fund will not make investments for the purpose of exercising control or management of any company.

     6. The Fund will not purchase securities of any issuer (other than the United States or an instrumentality of the United States) if, as a result of such purchase, the Fund would hold more than 10% of any class of securities, including voting securities, of such issuer or more than 5% of the Fund's total assets, taken at current value, would be invested in securities of such issuer, except that up to 25% of the Fund's total assets may be invested without regard to these limitations.

     7. The Fund will not concentrate 25% or more of the value of its assets, determined at the time an investment is made, exclusive of government securities, in securities issued by companies primarily engaged in the same industry.

     8. The Fund will not acquire or retain any security issued by a company, an officer or director of which is an officer or director of the Fund or an officer, director or other affiliated person of its investment adviser.

     9. The Fund will not acquire or retain any security issued by a company if any of the directors or officers of the Fund, or directors, officers or other affiliated persons of its investment adviser beneficially own more than 1/2% of such company's securities and all of the above persons owning more than 1/2% own together more than 5% of its securities.

     10. The Fund will not act as an underwriter or distributor of securities other than shares of the Fund and will not purchase any securities which are restricted from sale to the public without registration under the Securities Act of 1933, as amended.

     11. The Fund will not purchase any interest in any oil, gas or other mineral leases or any interest in any oil, gas or any other mineral exploration or development program.

     12. The Fund will not purchase or sell real estate or real estate mortgage loans or real estate limited partnerships.

     13. The Fund will not purchase or sell commodities or commodities contracts or engage in arbitrage transactions.


     The aforementioned percentage restrictions on investment or utilization of assets refer to the percentage at the time an investment is made, except for those percentage restrictions relating to bank borrowings. If these restrictions (except for those percentage restrictions relating to bank borrowings) are adhered to at the time an investment is made, and such percentage subsequently changes as a result of changing market values or some similar event, no violation of the Fund's fundamental restrictions will be deemed to have occurred.


     In accordance with the requirements of Rule 35d-1 under the Act, it is a non-fundamental policy of the Fund to normally invest at least 80% of the value of its net assets in the particular type of investments suggested by the Fund's name. If the Fund's Board of Directors determines to change this non-fundamental policy for the Fund, the Fund will provide 60 days prior notice to the shareholders before implementing the change of policy. Any such notice will be provided in plain English in a separate written document containing the following prominent statement in bold face type: "Important Notice Regarding Change in Investment Policy." If the notice is included with other communications to shareholders, the aforementioned statement will also be included on the envelope in which the notice is delivered.

                            INVESTMENT CONSIDERATIONS

     The Fund's prospectus describes its principal investment strategies and risks. This section expands upon that discussion and also describes non-principal investment strategies and risks.

     The Fund invests mainly in common stocks of U.S. companies. However when the Fund's investment adviser, Fiduciary Management, Inc. (the "Adviser"), believes that securities other than common stocks offer opportunity for long-term capital appreciation, the Fund may invest in publicly distributed debt securities, preferred stocks, particularly those which are convertible into or carry rights to acquire common stocks, and warrants. Investments in publicly distributed debt securities and nonconvertible preferred stocks offer an opportunity for growth of capital during periods of declining interest rates, when the market value of such securities in general increases. The Fund will limit its investments in publicly distributed debt securities to those which have been assigned one of the three highest ratings of either Standard & Poor's Corporation (AAA, AA and A) or Moody's Investors Service, Inc. (Aaa, Aa and A). A description of the foregoing ratings is set forth in "Description of Securities Ratings."

     The principal risks associated with investments in debt securities are interest rate risk and credit risk. Interest rate risk reflects the principle that, in general, the value of debt securities rises when interest rates fall and falls when interest rates rise. Longer term obligations are usually more sensitive to interest rate changes than shorter term obligations. Credit risk is the risk that the issuers of debt securities held by the Fund may not be able to make interest or principal payments. Even if these issuers are able to make interest or principal payments, they may suffer adverse changes in financial condition that would lower the credit quality of the security leading to greater volatility in the price of the security.

     Preferred stocks have a preference over common stocks in liquidation (and generally dividends as well) but are subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risks while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similarly stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer's board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

     Warrants are pure speculation in that they have no voting rights, pay no dividends and have no rights with respect to the assets of the corporation issuing them. Warrants are options to purchase equity securities at a specific price valid for a specific period of time. They do not represent ownership of the securities, but only the right to buy them. Warrants involve the risk that the Fund could lose the purchase value of the warrant if the warrant is not exercised prior to its expiration. They also involve the risk that the effective price paid for the warrant added to the subscription price of the related security may be greater than the value of the subscribed security's market price.

     The Fund may invest in securities of foreign issuers or in American Depository Receipts of such issuers, but will limit its investments in such securities to 10% of its net assets. Such investments may involve risks which are in addition to the usual risks inherent in domestic investments. The value of the Fund's foreign investments may be significantly affected by changes in currency exchange rates and the Fund may incur costs in converting securities denominated in foreign currencies to U.S. dollars. In many countries, there is less publicly available information about issuers than is available in the reports and ratings published about companies in the United States. Additionally, foreign companies are not subject to uniform accounting, auditing and financial reporting standards. Dividends and interest on foreign securities may be subject to foreign withholding taxes, which would reduce the Fund's income without providing a tax credit for the Fund's shareholders. Although the Fund intends to invest in securities of foreign issuers domiciled in nations which the Fund's investment adviser considers as having stable and friendly governments, there is the possibility of expropriation, confiscatory taxation, currency blockage or political or social instability which would affect investments in those nations.

     The money market instruments in which the Fund invests include conservative fixed-income securities, such as United States Treasury Bills, certificates of deposit of U.S. banks (provided that the bank has capital, surplus and undivided profits, as of the date of its most recently published annual financial statements, with a value in excess of $100,000,000 at the date of investment), commercial paper rated A-1 by Standard & Poor's Corporation, commercial paper master notes and repurchase agreements. These money market instruments are the types of investments the Fund may make while assuming a temporary defensive position. Commercial paper master notes are unsecured promissory notes issued by corporations to finance short-term credit needs. They permit a series of short-term borrowings under a single note. Borrowings under commercial paper master notes are payable in whole or in part at any time upon demand, may be prepaid in whole or in part at any time, and bear interest at rates which are fixed to known lending rates and automatically adjusted when such known lending rates change. There is no secondary market for commercial paper master notes. The Adviser will monitor the creditworthiness of the issuer of the commercial paper master notes while any borrowings are outstanding. The principal investment risk associated with the Fund's investments in commercial paper and commercial paper master notes is credit risk.

     Repurchase agreements are agreements under which the seller of a security agrees at the time of sale to repurchase the security at an agreed time and price. The Fund will not enter into repurchase agreements with entities other than banks or invest over 5% of its net assets in repurchase agreements with maturities of more than seven days. If a seller of a repurchase agreement defaults and does not repurchase the security subject to the agreement, the Fund will look to the collateral security underlying the seller's repurchase agreement, including the securities subject to the repurchase agreement, for satisfaction of the seller's obligation to the Fund. In such event, the Fund might incur disposition costs in liquidating the collateral and might suffer a loss if the value of the collateral declines. In addition, if bankruptcy proceedings are instituted against a seller of a repurchase agreement, realization upon the collateral may be delayed or limited. The principal investment risk associated with the Fund's investments in repurchase agreements is credit risk. There is also the risk of lost opportunity if the market price of the repurchased security exceeds the repurchase price.


     The percentage limitations set forth in this section on investment considerations are not fundamental policies and may be changed without shareholder approval.


     The Fund does not trade actively for short-term profits. However, if the objectives of the Fund would be better served, short-term profits or losses may be realized from time to time. The annual portfolio turnover rate indicates changes in the Fund's portfolio and is calculated by dividing the lesser of purchases or sales of portfolio securities (excluding securities having maturities at acquisition of one year or less) for the fiscal year by the monthly average of the value of the portfolio securities (excluding securities having maturities at acquisition of one year or less) owned by the Fund during the fiscal year. The annual portfolio turnover rate may vary widely from year to year depending upon market conditions and prospects. Increased portfolio turnover necessarily results in correspondingly greater transaction costs (such as brokerage commissions or mark-ups or mark-downs) which the Fund must pay and increased realized gains (or losses) to investors. Distributions to shareholders of realized gains, to the extent that they consist of net short-term capital gains, will be considered ordinary income for federal income tax purposes.


                        DISCLOSURE OF PORTFOLIO HOLDINGS


     The Fund maintains written policies and procedures regarding the disclosure of its portfolio holdings to ensure that disclosure of information about portfolio securities is in the best interests of the Fund's shareholders. The Fund may not receive any compensation for providing this information. The Fund's Chief Compliance Officer will report periodically to the Board of Directors with respect to compliance with the Fund's portfolio holdings disclosure procedures.

     Fund Service Providers. The Fund has entered into arrangements with certain third party service providers for services that require these groups to have access to the Fund's portfolio holdings. As a result, such third party service providers may receive portfolio holdings information prior to and more frequently than the public disclosure of such information. In each case, the Fund's Board of Directors has determined that such advance disclosure is supported by a legitimate business purpose and that the recipient is subject to a duty to keep the information confidential. These third party service providers include the Fund's administrator, independent registered public accountants and custodian.

     Rating and Ranking Organizations. The Fund's Board of Directors has determined that the Fund may provide its portfolio holdings to the rating and ranking organizations listed below. The Fund may provide portfolio information to these organizations on either a monthly or quarterly basis but not prior to 10 business days following the period.




         U.S. Bancorp Fund Services, LLC
         Morningstar, Inc.
         Lipper, Inc.
         Standard & Poor's Ratings Group
         Bloomberg L.P.
         Thomson Financial Research
         Vickers Stock Research
         Prime Buchholz & Associates, Inc.
         Oppenheimer & Co., Inc.
         Slocum & Associates


     The determination was made that these organizations provide investors with a valuable service and, therefore, it is in the best interests of the Fund's shareholders to provide them with non-public portfolio holdings information. This information is not provided on the condition that it be kept confidential or that such organizations not trade on such information. However, the officers of the Fund receive reports on a regular basis as to purchases and redemptions of Fund shares and review these reports to determine if there is any unusual trading in Fund shares. The officers of the Fund will report to the Board of Directors any such unusual trading in Fund shares. The Fund may not pay these organizations.


     Website Disclosure. The Fund publishes its top ten positions at the end of each calendar quarter on its website (www.fmifunds.com). This information is updated approximately

15 to 30 business days following the end of each quarter. It is available to anyone that visits the website.


                       DIRECTORS AND OFFICERS OF THE FUND

     As a Wisconsin corporation, the business and affairs of the Fund are managed by its officers under the direction of its Board of Directors. Certain important information with respect to each of the directors and officers of the Fund are as follows:


Interested Directors

                                  Term of Office, Length
                                    of Time Served and                                        Other
    Name, Address, Age             Number of Portfolios      Principal Occupation(s)      Directorships
     and Position(s)             in Fund Complex overseen      During Past 5 Years       Held by Director
-----------------------------    ------------------------    -----------------------    ------------------


Patrick J. English, age 44(1)    Director since 1996         President of Fiduciary     FMI Funds, Inc.
100 East Wisconsin Avenue        (Indefinite term); Vice     Management, Inc.
Suite 2200                       President since 1996
Milwaukee, WI  53202             (One year term);
Director and Vice President      7 Portfolios

Ted D. Kellner, age 58(1)        Director since 1981         Chairman of the Board      Marshall & Ilsley
100 East Wisconsin Avenue        (Indefinite term);          and Chief Executive        Corporation and
Suite 2200                       President and Treasurer     Officer of Fiduciary       FMI Funds, Inc.
Milwaukee, WI  53202             since 1981 (One year        Management, Inc.
Director, President and          term for each office);
Treasurer                        7 Portfolios

Donald S. Wilson, age 61(1)      Director since 1981         Vice Chairman and          FMI Mutual Funds,
100 East Wisconsin Avenue        (Indefinite term); Vice     Treasurer of Fiduciary     Inc.
Suite 2200                       President and Secretary     Management, Inc.
Milwaukee, WI  53202             since 1981 (One year
Director, Vice President         term for each office);
and Secretary                    7 Portfolios


____________________

(1)  Messrs. Kellner, English and Wilson are directors who are "interested persons" of the Fund as that term is defined in the Act because they are officers of the Fund and the Adviser.

Non-Interested Directors

                                  Term of Office, Length
                                    of Time Served and                                          Other
    Name, Address, Age             Number of Portfolios      Principal Occupation(s)        Directorships
     and Position(s)             in Fund Complex overseen      During Past 5 Years         Held by Director
-----------------------------    ------------------------    -----------------------      ------------------


Barry K. Allen, age 56           Director since 1996         Executive Vice President     Harley-Davidson,
1801 California Street           (Indefinite term); 7        of Qwest Communications      Inc., FMI Funds,
Denver, CO  80202                Portfolios                  International, Inc.          Inc. and FMI
Director                                                     (Denver, CO), a global       Mutual Funds, Inc.
                                                             communications company,
                                                             since September 2002.
                                                             From July 2000 to
                                                             September 2002, Mr.
                                                             Allen was President of
                                                             Allen Enterprises, LLC
                                                             (Brookfield, WI) a
                                                             private equity
                                                             investments management
                                                             company he founded after
                                                             retiring from Ameritech
                                                             (Chicago, IL) in
                                                             July 2000.  Mr. Allen
                                                             had served as an officer
                                                             of Ameritech since 1995,
                                                             most recently as
                                                             President.


George D. Dalton, age 76         Director since 1998         Chairman and Chief           Clark Consulting,
20825 Swenson Drive              (Indefinite term); 7        Executive Officer, NOVO 1    Inc., FMI Funds,
Waukesha, WI  53186              Portfolios                  (f/k/a Call_Solutions.com,   Inc. and FMI
Director                                                     Inc.)(Waukesha, WI), a       Mutual Funds, Inc.
                                                             privately held company
                                                             specializing in
                                                             teleservices call
                                                             centers.  From 1984 to
                                                             January 2000, Mr. Dalton
                                                             was Chairman of the
                                                             Board of Fiserv, Inc.
                                                             (Brookfield, WI), a
                                                             provider of financial
                                                             data processing services
                                                             to financial
                                                             institutions.


Gordon H. Gunnlaugsson, age 60   Director since 2001         Retired; from 1970 to        Renaissance
c/o Fiduciary Management,        (Indefinite term); 7        December 31, 2000,           Learning Systems,
   Inc.                          Portfolios                  employed by M&I              Inc., FMI Funds,
100 East Wisconsin Avenue                                    Corporation (Milwaukee,      Inc. and FMI
Suite 2200                                                   WI), most recently as        Mutual Funds, Inc.
Milwaukee, WI  53202                                         Executive Vice President
Director                                                     and Chief Financial
                                                             Officer.



Non-Interested Directors

                                  Term of Office, Length
                                    of Time Served and                                          Other
    Name, Address, Age             Number of Portfolios      Principal Occupation(s)        Directorships
     and Position(s)             in Fund Complex overseen      During Past 5 Years         Held by Director
-----------------------------    ------------------------    -----------------------      ------------------


Paul S. Shain, age 42            Director since 2001         President and Chief          FMI Funds, Inc.
5520 Research Park Drive         (Indefinite term); 7        Operating Officer of         and FMI Mutual
Madison, WI  53711               Portfolios                  Berbee Information           Funds, Inc.
Director                                                     Networks (Madison, WI),
                                                             a leading provider of
                                                             e-business development,
                                                             infrastructure
                                                             integration and
                                                             application hosting
                                                             services, since January
                                                             2000. Previously
                                                             employed by Robert W
                                                             Baird & Co.
                                                             Incorporated, most
                                                             recently as Managing
                                                             Director and Director of
                                                             Equity Research.



Other Officers

                                   Term of Office, Length
                                     of Time Served and                                           Other
    Name, Address, Age              Number of Portfolios      Principal Occupation(s)         Directorships
     and Position(s)              in Fund Complex overseen      During Past 5 Years          Held by Director
-----------------------------     ------------------------    -----------------------       ------------------


Kathleen M. Lauters, 52           Chief Compliance Officer    September, 2004 to             None
100 East Wisconsin Avenue,        since September 2004 (at    present:  CCO; From June
Suite 2200                        Discretion of Board)        1995 to September 2004
Milwaukee, WI 53202                                           employed by Strong
                                                              Capital Management,
                                                              (Menomonee Falls, WI),
                                                              most recently as Senior
                                                              Compliance Analyst

Camille F. Wildes, age 52         Vice President and          Vice President of              None
100 East Wisconsin Avenue         Assistant Treasurer since   Fiduciary Management,
Suite 2200                        1999 (One year term for     Inc.
Milwaukee, WI  53202              each office)
Vice President and Assistant
Treasurer



     The Fund's Board of Directors has created an audit committee whose members consist of Messrs. Allen, Dalton, Gunnlaugsson and Shain, all of whom are non-interested directors. The primary functions of the audit committee are to recommend to the Board of Directors the independent auditors to be retained to perform the annual audit of the Fund, to review the results of the audit, to review the Fund's internal controls and to review certain other matters relating to the Fund's auditors and financial records. The Fund's Board of Directors has no other committees. The Fund's Board of Directors met four times during the fiscal year ended September 30, 2004, and all of the directors (with the exception of Mr. English) attended each of those meetings. Mr. English attended three of the four meetings. The audit committee met once during the fiscal year ended September 30, 2004, and all of the members attended that meeting.

     During the fiscal year ended September 30, 2004 the Fund paid a total of $9,000 in fees to directors who were not officers of the Fund. The Fund's standard method of compensating directors is to pay each director who is not an officer of the Fund a fee of $500 for each meeting of the Board of Directors attended, and each member of the audit committee an annual fee of $250. Beginning June 30, 2004, directors may elect to defer the receipt of some or all of the compensation they earn as directors. Amounts deferred increase or decrease in value as if they had been invested in shares of the Fund.


                               COMPENSATION TABLE




                                            Pension or         Estimated      Total Compensation
                          Aggregate     Retirement Benefits      Annual       from Fund and Fund
                         Compensation    Accrued as Part of   Benefits Upon    Complex Paid to
Name of Person           from Fund(1)      Fund Expenses       Retirement       Director(1)(2)
--------------           ------------   -------------------   -------------   ------------------
Interested Directors
Patrick J. English               0               0                  0                    0
Ted D. Kellner                   0               0                  0                    0
Donald S. Wilson                 0               0                  0                    0
Non-Interested Directors
Barry K. Allen              $2,250              $0                 $0              $15,750
George D. Dalton            $2,250               0                  0              $15,750
Gordon H. Gunnlaugsson      $2,250               0                  0              $15,750
Paul S. Shain               $2,250               0                  0              $15,750
_______________




(1) Includes amounts deferred at the election of the director. At September 30, 2004, the total amount of deferred compensation payable to each director by the Corporation was $992.


(2) FMI Funds, Inc., FMI Mutual Funds, Inc. and the Fund were the only investment companies in the Fund Complex during the fiscal year ended September 30, 2004.



     The Fund and the Adviser have adopted separate codes of ethics pursuant to Rule 17j-1 under the Act. Each code of ethics permits personnel subject thereto to invest in securities, including securities that may be purchased or held by the Fund. Each code of ethics generally prohibits, among other things, persons subject thereto from purchasing or selling securities if they know at the time of such purchase or sale that the security is being considered for purchase or sale by the Fund or is being purchased or sold by the Fund.

     The Fund votes proxies in accordance with the Adviser's proxy voting policy. In general the Adviser votes proxies in a manner that it believes best protects the interests of the holders of common stock of the issuer. The Adviser generally votes in favor of the re-election of directors and the appointment of auditors. The Adviser generally votes against poison pills, green mail, super majority voting provisions, golden parachute arrangements, staggered board arrangements and the creation of classes of stock with superior voting rights. The Adviser generally votes in favor of maintaining preemptive rights for shareholders and cumulative voting rights. Whether or not the Adviser votes in favor of or against a proposal to a merger, acquisition or spin-off depends on its evaluation of the impact of the transaction on the common stockholder over a two to three year time horizon. The Adviser generally votes in favor of transactions paying what it believes to be a fair price in cash or liquid securities and against transactions which do not. The Adviser generally votes against traditional stock option plans unless the absolute amount is low and the options are earmarked to lower level employees. The Adviser generally votes in favor of compensation plans that encourage outright ownership of stock provided that they are based on tangible operating performance metrics and management is not excessively compensated. The Adviser generally supports management with respect to social issues (i.e. issues relating to the environment, labor, etc.)

     In the event that a vote presents a conflict of interest between the interests of the Fund and the Adviser, the Adviser will vote with management on those issues for which brokerage firms are allowed to vote without customer approval under the rules of the New York Stock Exchange. On other issues, the Adviser will disclose the conflict to the Board of Directors and vote as the Board of Directors directs.

     Information on how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available at the Fund's website at http://www.fmifunds.com or the website of the Securities and Exchange Commission at http://www.sec.gov.


                           DOLLAR RANGE OF FUND SHARES


     The following table describes the dollar range of equity securities of the Fund beneficially owned by each director as of December 31, 2003, which is also the valuation date:


                                                      Aggregate Dollar Range of Equity Securities
                           Dollar Range of Equity     in All Funds Overseen by Director in Family
Name of Director           Securities in the Fund              of Investment Companies(1)
----------------------     ----------------------     -------------------------------------------




Interested Directors
Patrick J. English              Over $100,000                         Over $100,000
Ted D. Kellner                  Over $100,000                         Over $100,000
Donald S. Wilson              $10,001 - $50,000                       Over $100,000
Non-Interested Directors
Barry K. Allen                  Over $100,000                         Over $100,000
George D. Dalton                Over $100,000                         Over $100,000
Gordon H. Gunnlaugsson          Over $100,000                         Over $100,000
Paul S. Shain                 $10,001 - $50,000                       Over $100,000




_______________
(1)  The funds included are FMI Common Stock Fund, FMI Focus Fund, FMI Large Cap Fund, FMI
     Provident Trust Strategy Fund, FMI Winslow Growth Fund, FMI Knappenberger Partners Emerging
     Growth Fund, and FMI Woodland Small Capitalization Value Fund.


                             PRINCIPAL SHAREHOLDERS



     Set forth below are the names and addresses of all holders of the Fund's Common Stock who as of December 31, 2004 beneficially owned more than 5% of the then outstanding shares of the Fund's Common Stock as well as the number of shares of the Fund's Common Stock beneficially owned by all officers and directors of the Fund as a group, indicating in each case whether the person has sole or shared power to vote or dispose of such shares.

                                               Amount and Nature of Beneficial Ownership
                                               -----------------------------------------     Percent
Name and Address of Beneficial Owner           Sole Power    Shared Power     Aggregate      of Class
------------------------------------           ----------    ------------    -----------     --------


Charles Schwab & Co., Inc. (1)                     --          8,498,316     8,498,316        49.10%
101 Montgomery Street
San Francisco, CA  94104


Fidelity Investments(1)                            --          2,270,904     2,270,904        13.12%
Institutional Operations Co. Inc.,
As agent for certain employee benefit plans
100 Magellan Way
Covington, KY  41015


Officers & Directors                               --                 --       718,730(2)      4.15%
as a group (9 persons)
_______________



(1) The shares owned by Charles Schwab & Co., Inc. and Fidelity Investments Institutional Operations Co. Inc. were owned of record only.


(2) Includes 422,733 shares owned by the Adviser and retirement plans of the Adviser.



                      INVESTMENT ADVISER AND ADMINISTRATOR

     The investment adviser and administrator to the Fund is Fiduciary Management, Inc. (the "Adviser"). The Adviser is controlled by Ted D. Kellner. The Adviser's executive officers include Messrs. Kellner, Wilson and English, Ms. Wildes, Mr. John Brandser, Vice President and Secretary, Ms. Jody Reckard, Vice President, Mr. Bladen Burns, Vice President, Mr. Cyril Arsac, Vice President and Mr. Michael Stanley, Vice President. The directors of the Adviser are Messrs. Kellner and Wilson.



     Pursuant to an investment advisory agreement between the Fund and the Adviser (the "Advisory Agreement"), the Adviser furnishes continuous investment advisory services to the Fund. The Adviser supervises and manages the investment portfolio of the Fund and subject to such policies as the Board of Directors may determine, directs the purchase or sale of investment securities in the day-to-day management of the Fund's investment portfolio. Under the Advisory Agreement, the Adviser, at its own expense and without reimbursement from the Fund, furnishes office space, and all necessary office facilities, equipment and executive personnel for managing the Fund's investments, and bears all sales and promotional expenses of the Fund, other than expenses incurred in complying with laws regulating the issue or role of securities. For the foregoing, the Adviser receives an annual fee of 1% of the average daily net assets of the Fund. Prior to February 1, 2003, the Adviser received an annual fee of 1% on the first $30,000,000 of the average daily net assets of the Fund and an annual fee of 0.75% on the average daily net assets of the Fund in excess of $30,000,000. During the fiscal years ended September 30, 2004, 2003 and 2002, the Fund paid the Adviser fees of $3,552,567, $1,344,223 and $637,447, respectively.



     The Fund pays all of its expenses not assumed by the Adviser pursuant to the Advisory Agreement or the Administration Agreement described below including, but not limited to, the professional costs of preparing and the costs of printing its registration statements required under the Securities Act of 1933 and the Act and any amendments thereto, the expense of registering its shares with the Securities and Exchange Commission and in the various states, the printing and distribution cost of prospectuses mailed to existing shareholders, the cost of stock certificates, director and officer liability insurance, reports to shareholders, reports to government authorities and proxy statements, interest charges, and brokerage commissions and expenses in connection with portfolio transactions. The Fund also pays the fees of directors who are not interested persons of the Adviser or officers or employees of the Fund, salaries of administrative and clerical personnel, association membership dues, auditing and accounting services, fees and expenses of any custodian or trustees having custody of Fund assets, expenses of repurchasing and redeeming shares, printing and mailing expenses, charges and expenses of dividend disbursing agents, registrars and stock transfer agents, including the cost of keeping all necessary shareholder records and accounts and handling any problems related thereto.

     The Adviser has undertaken to reimburse the Fund to the extent that the aggregate annual operating expenses, including the investment advisory fee and the administration fee but excluding interest, taxes, brokerage commissions and extraordinary items, exceed 1.3% of the daily net assets of the Fund for such year, as determined by valuations made as of the close of each business day of the year. Prior to February 1, 2003, the Adviser had undertaken to reimburse the Fund to the extent that the aggregate annual operating expense, including the investment advisory fee but excluding interest, taxes, brokerage commissions and extraordinary items, exceeded 2% of the daily net assets of the Fund for such year, as determined by valuations made as of the close of business each day of the year. The Fund monitors its expense ratio on a monthly basis. If the accrued amount of the expenses of the Fund exceeds the expense limitation, the Fund creates an account receivable from the Adviser for the amount of such excess. In such a situation the monthly payment of the Adviser's fee will be reduced by the amount of such excess, subject to adjustment month by month during the balance of the Fund's fiscal year if accrued expenses thereafter fall below this limit. No expense reimbursement was required during the fiscal years ended September 30, 2004, 2003 and 2002.

     The Adviser is also the administrator to the Fund. Pursuant to an administration agreement (the "Administration Agreement") between the Fund and the Adviser, the Adviser supervises all aspects of the Fund's operations except those performed by it as investment adviser. In connection with such supervision the Adviser prepares and maintains the books, accounts and other documents required by the Act, calculates the Fund's net asset value, responds to shareholder inquiries, prepares the Fund's financial statements, prepares reports and filings with the Securities and Exchange Commission and with state Blue Sky authorities, furnishes statistical and research data, clerical, accounting and bookkeeping services and stationery and office supplies, keeps and maintains the Fund's financial accounts and records and generally assists in all aspects of the Fund's operations. For the foregoing, the Adviser receives an annual fee of 0.1% on the first $30,000,000 of the average daily net assets of the Fund and an annual fee of 0.05% on the average daily net assets of the Fund in excess of $30,000,000. During the fiscal years ended September 30, 2004, 2003 and 2002 the Fund paid the Adviser fees of $192,629, $85,389 and $59,346, respectively, pursuant to the Administration Agreement.

     The Advisory Agreement and the Administration Agreement will remain in effect as long as their continuance is specifically approved at least annually, by (i) the Board of Directors of the Fund, or by the vote of a majority (as defined in the Act) of the outstanding shares of the Fund, and (ii) by the vote of a majority of the directors of the Fund who are not parties to the Advisory Agreement or the Administration Agreement or interested persons of the Adviser, cast in person at a meeting called for the purpose of voting on such approval.

     The Fund's Board of Directors reviewed the Advisory Agreement, the services offered by the Adviser and the performance of the Adviser. Based upon its review, the Fund's Board of Directors concluded that it would be in the best interest of the Fund to continue the Advisory Agreement. The Fund's Board of Directors based this conclusion in part on the following determinations:

     -- The investment methodologies of the Adviser fit well with the Fund's investment policies.

     -- The Adviser has the capabilities, resources and personnel necessary to manage the Fund effectively, and has done so.

     -- Based on the quality and nature of the services that the Adviser renders under the Advisory Agreement, the compensation payable to the Adviser is fair and reasonable.

     --   The Fund's expense ratio is reasonable.

     --   The Adviser has performed well.


     The benefits derived by the Adviser from soft dollar arrangements are described under the caption "Allocation of Portfolio Brokerage."

     Both the Advisory Agreement and the Administration Agreement provide that they may be terminated at any time without the payment of any penalty, by the Board of Directors of the Fund or by vote of a majority of the Fund's shareholders, on sixty days' written notice to the Adviser, and by the Adviser on the same notice to the Fund and that they shall be automatically terminated if they are assigned.

     The Advisory Agreement and the Administration Agreement provide that the Adviser shall not be liable to the Fund or its shareholders for anything other than willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations or duties. The Advisory Agreement and the Administration Agreement also provide that the Adviser and its officers, directors and employees may engage in other businesses, devote time and attention to any other business whether of a similar or dissimilar nature, and render services to others.


                        DETERMINATION OF NET ASSET VALUE


     The net asset value of the Fund normally will be determined as of the close of regular trading (4:00 P.M. Eastern Time) on each day the New York Stock Exchange is open for trading. The New York Stock Exchange is open for trading Monday through Friday except New Year's Day, Dr. Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Additionally, if any of the aforementioned holidays falls on a Saturday, the New York Stock Exchange will not be open for trading on the preceding Friday and when any such holiday falls on a Sunday, the New York Stock Exchange will not be open for trading on the succeeding Monday, unless unusual business conditions exist, such as the ending of a monthly or the yearly accounting period. The staff of the Securities and Exchange Commission considers the New York Stock Exchange to be closed on any day when it is not open for trading the entire day. On those days the Fund may, but is not obligated to, determine its net asset value.

     The Fund's net asset value per share is determined by dividing the total value of its investments and other assets, less any liabilities, by the number of its outstanding shares. In determining the net asset value of the Fund's shares, securities that are listed on national securities exchanges are valued at the last sale price on the securities exchange on which such securities are primarily traded. Securities that are traded on the Nasdaq National Market or the Nasdaq Smallcap Market (collectively "Nasdaq traded securities") are valued at the Nasdaq Official Closing Price ("NOCP"). Exchange-traded securities for which there were no transactions and Nasdaq-traded securities for which there is no NOCP are valued at the most recent bid price. Other securities, including debt securities, will be valued at the most recent bid price, if market quotations are readily available.


     The Fund values most money market instruments it holds at their amortized cost. If market quotations are not readily available, the Fund will value securities at their fair value pursuant to procedures established by and under the supervision of the Board of Directors. The fair value of a security is the amount which the Fund might reasonably expect to receive upon a current sale. The fair value of a security may differ from the last quoted price and the Fund may not be able to sell a security at the fair value. Market quotations may not be available, for example, if trading in particular securities was halted during the day and not resumed prior to the close of trading on the New York Stock Exchange.



                             DISTRIBUTION OF SHARES

     The Fund is a no load fund and as such offers its shares directly to the public. Additionally the Fund may enter into agreements with broker-dealers, financial institutions or other service providers that may include the Fund as an investment alternative in the programs they offer or administer.


                                RETIREMENT PLANS

     The Fund offers the following retirement plans that may be funded with purchases of shares of the Fund and may allow investors to reduce their income taxes:

Individual Retirement Accounts and Coverdell Education Savings Accounts

     Individual shareholders may establish their own Individual Retirement Account ("IRA"). The Fund currently offers a Traditional IRA, a Roth IRA and a Coverdell Education Savings Account, each of which may be adopted by executing the appropriate Internal Revenue Service ("IRS") Form.

     Traditional IRA. In a Traditional IRA, amounts contributed to the IRA may be tax deductible at the time of contribution depending on whether the shareholder is an "active participant" in an employer-sponsored retirement plan and the shareholder's income. Distributions from a Traditional IRA will be taxed at distribution except to the extent that the distribution represents a return of the shareholder's own contributions for which the shareholder did not claim (or was not eligible to claim) a deduction. Distributions prior to age 59-1/2 may be subject to an additional 10% tax applicable to certain premature distributions. Distributions must commence by April 1 following the calendar year in which the shareholder attains age 70-l/2. Failure to begin distributions by this date (or distributions that do not equal certain minimum thresholds) may result in adverse tax consequences.

     Roth IRA. In a Roth IRA, amounts contributed to the IRA are taxed at the time of contribution, but distributions from the IRA are not subject to tax if the shareholder has held the IRA for certain minimum periods of time (generally, until age 59-1/2). Shareholders whose incomes exceed certain limits are ineligible to contribute to a Roth IRA. Distributions that do not satisfy the requirements for tax-free withdrawal are subject to income taxes (and possibly penalty taxes) to the extent that the distribution exceeds the shareholder's contributions to the IRA. The minimum distribution rules applicable to Traditional IRAs do not apply during the lifetime of the shareholder. Following the death of the shareholder, certain minimum distribution rules apply.


     For Traditional and Roth IRAs, the maximum annual contribution generally is equal to the lesser of the "annual limit" or 100% of the shareholder's compensation (earned income). The "annual limit" is $3,000 for 2004, $4,000 for 2005 through 2007 and $5,000 beginning in 2008. After 2008, the "annual limit" will be adjusted to reflect cost of living increases. Shareholders who are age 50 or older may make an additional "catch-up" contribution per year of $500 in 2004 and 2005, and $1,000 beginning in 2006. In no event, however, may the total contribution to a Traditional or Roth IRA exceed 100% of the shareholder's compensation (earned income). An individual may also contribute to a Traditional IRA or Roth IRA on behalf of his or her spouse provided that the individual has sufficient compensation (earned income). Contributions to a Traditional IRA reduce the allowable contribution under a Roth IRA, and contributions to a Roth IRA reduce the allowable contribution to a Traditional IRA.

     Coverdell Education Savings Account. In a Coverdell Education Savings Account, contributions are made to an account maintained on behalf of a beneficiary under age 18 or a "special needs" beneficiary regardless of age. The maximum annual contribution is $2,000 per beneficiary. The contributions are not tax deductible when made. However, if amounts are used for certain educational purposes (including certain elementary and secondary school expenses), neither the contributor nor the beneficiary of the Coverdell Education Savings Account are taxed upon distribution. The beneficiary is subject to income (and possibly penalty taxes) on amounts withdrawn from a Coverdell Education Savings Account that are not used for qualified educational purposes. Shareholders whose income exceeds certain limits are ineligible to contribute to a Coverdell Education Savings Account.

     Under current IRS regulations, an IRA applicant must be furnished a disclosure statement containing information specified by the IRS. The applicant generally has the right to revoke his account within seven days after receiving the disclosure statement and obtain a full refund of his contributions. The custodian may, in its discretion, hold the initial contribution uninvested until the expiration of the seven-day revocation period. The custodian does not anticipate that it will exercise its discretion but reserves the right to do so.

Simplified Employee Pension Plan

     A Traditional IRA may also be used in conjunction with a Simplified Employee Pension Plan ("SEP-IRA"). A SEP-IRA is established through execution of Form 5305-SEP together with a Traditional IRA established for each eligible employee. Generally, a SEP-IRA allows an employer (including a self-employed individual) to purchase shares with tax deductible contributions, not exceeding annually for any one participant, 25% of compensation (disregarding for this purpose compensation in excess of $205,000 per year in 2004). The referenced compensation limits are adjusted periodically for cost of living increases. A number of special rules apply to SEP Plans, including a requirement that contributions generally be made on behalf of all employees of the employer (including for this purpose a sole proprietorship or partnership) who satisfy certain minimum participation requirements.


SIMPLE IRA

     An IRA may also be used in connection with a SIMPLE Plan established by the shareholder's employer (or by a self-employed individual). When this is done, the IRA is known as a SIMPLE IRA, although it is similar to a Traditional IRA with the exceptions described below. Under a SIMPLE Plan, the shareholder may elect to have his or her employer make salary reduction contributions of up to $9,000 per year to the SIMPLE IRA. The applicable dollar limit will increase to $10,000 in 2005. For years after 2005, the annual dollar limit will be adjusted periodically for cost of living increases. A shareholder who is age 50 or older and who has contributed the maximum amount otherwise permitted under the SIMPLE PLAN may generally contribute an additional "catch-up" contribution for the year of up to $1,500 in 2004, $2,000 in 2005 and $2,500 in 2006. After 2006, the
annual amount of the "catch-up" contribution that may be made will be adjusted periodically for cost of living increases. In addition, the employer will contribute certain amounts to the shareholder's SIMPLE IRA, either as a matching contribution to those participants who make salary reduction contributions or as a non-elective contribution to all eligible participants whether or not making salary reduction contributions. A number of special rules apply to SIMPLE Plans, including (1) a SIMPLE Plan generally is available only to employers with fewer than 100 employees; (2) contributions must be made on behalf of all employees of the employer (other than bargaining unit employees) who satisfy certain minimum participation requirements; (3) contributions are made to a special SIMPLE IRA that is separate and apart from the other IRAs of employees; (4) the distribution excise tax (if otherwise applicable) is increased to 25% on withdrawals during the first two years of participation in a SIMPLE IRA; and (5) amounts withdrawn during the first two years of participation may be rolled over tax-free only into another SIMPLE IRA (and not to a Traditional IRA or to a Roth
IRA). A SIMPLE IRA is established by executing Form 5304-SIMPLE together with an IRA established for each eligible employee.

403(b)(7) Custodial Account

     A 403(b)(7) Custodial Account is available for use in conjunction with the 403(b)(7) program established by certain educational organizations and other organizations that are exempt from tax under 501(c)(3) of the Internal Revenue Code, as amended (the "Code"). Amounts contributed to the custodial account in accordance with the employer's 403(b)(7) program will be invested on a tax-deductible basis in shares of the Fund. Various contribution limits apply with respect to 403(b)(7) arrangements.

Defined Contribution Retirement Plan (401(k))

     A prototype defined contribution plan is available for employers who wish to purchase shares of the Fund with tax deductible contributions. The plan consists of both profit sharing and money purchase pension components. The profit sharing component includes a

Section 401(k) cash or deferred arrangement for employers who wish to allow eligible employees to elect to reduce their compensation and have such amounts contributed to the plan. The annual limit on employee salary reduction contributions is $13,000 for 2004, $14,000 for 2005 and $15,000 for 2006. After
2006, the annual limit will be adjusted for cost of living increases although lower limits may apply as a result of non-discrimination requirements incorporated into the plan. Employees who are age 50 or older and who have contributed the maximum otherwise permitted under the plan may generally make a "catch-up" contribution for the year of up to $3,000 in 2004, $4,000 in 2005 and $5,000 in 2006. After 2006, the amount of the "catch-up" contribution that may be made for a year will be adjusted periodically for cost of living increases. The maximum annual contribution that may be allocated to the account of any participant is generally the lesser of $40,000 or 100% of compensation (earned income). Compensation in excess of $205,000 in 20044 and in subsequent years as periodically indexed for cost-of-living increases is disregarded for this purpose. The maximum amount that is deductible by the employer to either type of plan is generally limited to 25% of the participating employee's compensation.

Retirement Plan Fees

     U.S. Bank, N.A., Milwaukee, Wisconsin, serves as trustee or custodian of the retirement plans. U.S. Bank, N.A. invests all cash contributions, dividends and capital gains distributions in shares of the Fund. For such services, the following fees are charged against the accounts of participants; $15 annual maintenance fee per participant account ($30 maximum per taxpayer identification number); $25 for transferring to a successor trustee or custodian; $25 for distribution(s) to a participant; and $25 for refunding any contribution in excess of the deductible limit. The fee schedule of U.S. Bank, N.A. may be changed upon written notice.

     Requests for information and forms concerning the retirement plans should be directed to the Fund. Because a retirement program may involve commitments covering future years, it is important that the investment objective of the Fund be consistent with the participant's retirement objectives. Premature withdrawal from a retirement plan will result in adverse tax consequences. Consultation with a competent financial and tax adviser regarding the retirement plans is recommended.

                            AUTOMATIC INVESTMENT PLAN

     Shareholders wishing to invest fixed dollar amounts in the Fund monthly or quarterly can make automatic purchases in amounts of $50 or more on any day they choose by using the Fund's Automatic Investment Plan. If such day is a weekend or holiday, such purchase shall be made on the next business day. There is no service fee for participating in this Plan. To use this service, the shareholder must authorize the transfer of funds from their checking account or savings account by completing the Automatic Investment Plan application included as part of the share purchase application. Additional application forms may be obtained by calling the Fund's office at (414) 226-4555. The Automatic Investment Plan must be implemented with a financial institution that is a member of the Automated Clearing House. The Fund reserves the right to suspend, modify or terminate the Automatic Investment Plan without notice.

     Shareholders should notify the transfer agent, U.S. Bancorp Fund Services, LLC, of any changes to their Automatic Investment Plan at least five calendar days prior to the effective date. The transfer agent is unable to debit mutual fund or "pass through" accounts.

     The Automatic Investment Plan is designed to be a method to implement dollar cost averaging. Dollar cost averaging is an investment approach providing for the investment of a specific dollar amount on a regular basis thereby precluding emotions dictating investment decisions. Dollar cost averaging does not insure a profit nor protect against a loss.

                              REDEMPTION OF SHARES

     The right to redeem shares of the Fund will be suspended for any period during which the New York Stock Exchange is closed because of financial conditions or any other extraordinary reason and may be suspended for any period during which (a) trading on the New York Stock Exchange is restricted pursuant to rules and regulations of the Securities and Exchange Commission, (b) the Securities and Exchange Commission has by order permitted such suspension, or
(c) an emergency, as defined by rules and regulations of the Securities and Exchange Commission, exists as a result of which it is not reasonably practicable for the Fund to dispose of its securities or fairly to determine the value of its net assets.

                           SYSTEMATIC WITHDRAWAL PLAN

     The Fund has available to shareholders a Systematic Withdrawal Plan, pursuant to which a shareholder who owns shares of the Fund worth at least $10,000 at current net asset value may provide that a fixed sum will be distributed to him or her at regular intervals. To participate in the Systematic Withdrawal Plan, a shareholder deposits his or her Fund shares with the Fund and appoints it as his agent to effect redemptions of shares held in his or her account for the purpose of making monthly or quarterly withdrawal payments of a fixed amount to him or her out of the account. To utilize the Systematic Withdrawal Plan, the shares cannot be held in certificate form. The Systematic Withdrawal Plan does not apply to shares of the Fund held in Individual Retirement Accounts or retirement plans. An application for participation in the Systematic Withdrawal Plan is included as part of the share purchase application. Additional application forms may be obtained by calling the Fund at
(414) 226-4555.

     The minimum amount of a withdrawal payment is $100. These payments will be made from the proceeds of periodic redemption of Fund shares in the account at net asset value. Redemptions will be made on such day (no more than monthly) as a shareholder chooses or, if that day is a weekend or holiday, on the next business day. Participation in the Systematic Withdrawal Plan constitutes an election by the shareholder to reinvest in additional Fund shares, at net asset value, all income dividends and capital gains distributions payable by the Fund on shares held in such account, and shares so acquired will be added to such account. The shareholder may deposit additional shares in his or her account at any time.

     Withdrawal payments cannot be considered as yield or income on the shareholder's investment, since portions of each payment will normally consist of a return of capital. Depending on the size or the frequency of the disbursements requested, and the fluctuation in the value of the Fund's portfolio, redemptions for the purpose of making such disbursements may reduce or even exhaust the shareholder's account.


     The shareholder may vary the amount or frequency of withdrawal payments, temporarily discontinue them, or change the designated payee or payee's address, by notifying U.S. Bancorp Fund Services, LLC, the Funds' transfer agent. Shareholders should notify the transfer agent, U.S. Bancorp Fund Services, LLC, of any other changes to their Systematic

Withdrawal Plan at least five calendar days prior to the effective date. The Transfer Agent is unable to debit mutual fund or "pass through" accounts.

                        ALLOCATION OF PORTFOLIO BROKERAGE



     Decisions to buy and sell securities for the Fund are made by the Adviser subject to review by the Fund's Board of Directors. In placing purchase and sale orders for portfolio securities for the Fund, it is the policy of the Adviser to seek the best execution of orders at the most favorable price in light of the overall quality of brokerage and research services provided, as described in this and the following paragraph. In selecting brokers to effect portfolio transactions, the determination of what is expected to result in best execution at the most favorable price involves a number of largely judgmental considerations. Among these are the Adviser's evaluation of the broker's efficiency in executing and clearing transactions, block trading capability (including the broker's willingness to position securities) and the broker's financial strength and stability. The most favorable price to the Fund means the best net price (i.e., the price after giving effect to commissions, if any). Over-the-counter securities may be purchased and sold directly with principal market makers who retain the difference in their cost in the security and its selling price (i.e., "markups" when the market maker sells a security and "markdowns" when the market maker purchases a security). In some instances, the Adviser feels that better prices are available from non-principal market makers who are paid commissions directly.


     In allocating brokerage business for the Fund, the Adviser also takes into consideration the research, analytical, statistical and other information and services provided by the broker, such as general economic reports and information, reports or analyses of particular companies or industry groups, market timing and technical information, and the availability of the brokerage firm's analysts for consultation. While the Adviser believes these services have substantial value, they are considered supplemental to the Adviser's own efforts in the performance of its duties under the Advisory Agreement. Other clients of the Adviser may indirectly benefit from the availability of these services to the Adviser, and the Fund may indirectly benefit from services available to the Adviser as a result of transactions for other clients. The Advisory Agreement provides that the Adviser may cause the Fund to pay a broker which provides brokerage and research services to the Adviser a commission for effecting a securities transaction in excess of the amount another broker would have charged for effecting the transaction, if the Adviser determines in good faith that such amount of commission is reasonable in relation to the value of brokerage and research services provided by the executing broker viewed in terms of either the particular transaction or the Adviser's overall responsibilities with respect to the Fund and the other accounts as to which it exercises investment discretion. Brokerage commissions paid by the Fund during the fiscal years ended September 30, 2004, 2003 and 2002 totaled $691,466 on total transactions of $358,500,024;
$405,383 on total transactions of $178,143,174; and $170,425 on total transactions of $63,398,450, respectively. All of the brokers to whom commissions were paid provided research services to the Adviser.


                                    CUSTODIAN

     U.S. Bank, N.A., 425 Walnut Street, Cincinnati, Ohio 45202, acts as custodian for the Fund. As such, U.S. Bank, N.A. holds all securities and cash of the Fund, delivers and receives payment for securities sold, receives and pays for securities purchased, collects income from investments and performs other duties, all as directed by officers of the Fund. U.S. Bank, N.A. does not exercise any supervisory function over the management of the Fund, the purchase and sale of securities or the payment of distributions to shareholders. U.S. Bancorp Fund Services, LLC, an affiliate of U.S. Bank, N.A., acts as the Fund's transfer agent and dividend disbursing agent. Its address is 615 East Michigan Street, Milwaukee, Wisconsin 53202.

                                      TAXES

     The Fund intends to qualify annually for and elect tax treatment applicable to a regulated investment company under Subchapter M of the Code. The Fund has so qualified in each of its fiscal years. If the Fund fails to qualify as a regulated investment company under Subchapter M in any fiscal year, it will be treated as a corporation for federal income tax purposes. As such the Fund would be required to pay income taxes on its net investment income and net realized capital gains, if any, at the rates generally applicable to corporations. Shareholders of the Fund would not be liable for income tax on the Fund's net investment income or net realized capital gains in their individual capacities. Distributions to shareholders, whether from the Fund's net investment income or net realized capital gains, would be treated as taxable dividends to the extent of current or accumulated earnings and profits of the Fund.

     From time to time the Fund may elect to treat a portion of earnings and profits included in shareholder redemptions as part of the Fund's dividends paid deduction.

     The Fund intends to distribute substantially all of its net investment income and net capital gain each fiscal year. Dividends from net investment income, including short-term capital gains, are taxable to investors as ordinary income (although a portion of such dividends may be taxable to investors at the lower rate applicable to dividend income), while distributions of net long-term capital gains are taxable as long-term capital gain regardless of the shareholder's holding period for the shares. Distributions from the Fund are taxable to investors, whether received in cash or in additional shares of the Fund. A portion of the Fund's income distributions may be eligible for the 70% dividends-received deduction for domestic corporate shareholders.

     From time to time the Fund may elect to treat a portion of earnings and profits included in shareholder redemptions as part of the Fund's dividends paid deduction.

     Any dividend or capital gain distribution paid shortly after a purchase of shares of the Fund, will have the effect of reducing the per share net asset value of such shares by the amount of the dividend or distribution. Furthermore, if the net asset value of the shares of the Fund immediately after a dividend or distribution is less than the cost of such shares to the shareholder, the dividend or distribution will be taxable to the shareholder even though it results in a return of capital to him.

     The redemption of shares will generally result in a capital gain or loss for income tax purposes. Such capital gain or loss will be long-term or short-term, depending on the holding period. However, if a loss is realized on shares held for six months or less, and the investor received a capital gain distribution during that period, then such loss is treated as a long-term capital loss to the extent of the capital gain distribution received.

     The Fund may be required to withhold Federal income tax at a rate of 28% ("backup withholding") from dividend payments and redemption proceeds if a shareholder fails


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

to furnish the Fund with his social security or other tax identification number and certify under penalty of perjury that such number is correct and that he is not subject to backup withholding due to the under reporting of income. The certification form is included as part of the share purchase application and should be completed when the account is opened.

     This section is not intended to be a complete discussion of present or proposed federal income tax laws and the effects of such laws on an investor. Investors are urged to consult their own tax advisers for a complete review of the tax ramifications of an investment in the Fund.

                              SHAREHOLDER MEETINGS

     The Wisconsin Business Corporation Law permits registered investment companies, such as the Fund, to operate without an annual meeting of shareholders under specified circumstances if an annual meeting is not required by the Act. The Fund has adopted the appropriate provisions in its bylaws and may, at its discretion, not hold an annual meeting in any year in which none of the following matters is required to be acted upon by the shareholders under the
Act: (i) election of directors; (ii) approval of an investment advisory agreement; (iii) ratification of the selection of auditors; and (iv) approval of a distribution agreement.

     The Fund's bylaws also contain procedures for the removal of directors by its shareholders. At any meeting of shareholders, duly called and at which a quorum is present, the shareholders may, by the affirmative vote of the holders of a majority of the votes entitled to be cast thereon, remove any director or directors from office and may elect a successor or successors to fill any resulting vacancies for the unexpired terms of removed directors.

     Upon the written request of the holders of shares entitled to not less than ten percent (10%) of all the votes entitled to be cast at such meeting, the Secretary of the Fund shall promptly call a special meeting of shareholders for the purpose of voting upon the question of removal of any director. Whenever ten or more shareholders of record who have been such for at least six months preceding the date of application, and who hold in the aggregate either shares having a net asset value of at least $25,000 or at least one percent (1%) of the total outstanding shares, whichever is less, shall apply to the Fund's Secretary in writing, stating that they wish to communicate with other shareholders with a view to obtaining signatures to a request for a meeting as described above and accompanied by a form of communication and request which they wish to transmit, the Secretary shall within five business days after such application either: (1) afford to such applicants access to a list of the names and addresses of all shareholders as recorded on the books of the Fund; or (2) inform such applicants as to the approximate number of shareholders of record and the approximate cost of mailing to them the proposed communication and form of request.

     If the Secretary elects to follow the course specified in clause (2) of the last sentence of the preceding paragraph, the Secretary, upon the written request of such applicants, accompanied by a tender of the material to be mailed and of the reasonable expenses of mailing, shall, with reasonable promptness, mail such material to all shareholders of record at their addresses as recorded on the books unless within five business days after such tender the Secretary shall mail to such applicants and file with the Securities and Exchange Commission, together with a copy of the material to be mailed, a written statement signed by at least a majority of the Board of Directors to the effect that in their opinion either such material contains untrue statements of fact or omits to state facts necessary to make the statements contained therein not misleading, or would be in violation of applicable law, and specifying the basis of such opinion.

     After opportunity for hearing upon the objections specified in the written statement so filed, the Securities and Exchange Commission may, and if demanded by the Board of Directors or by such applicants shall, enter an order either sustaining one or more of such objections or refusing to sustain any of them. If the Securities and Exchange Commission shall enter an order refusing to sustain any of such objections, or if, after the entry of an order sustaining one or more of such objections, the Securities and Exchange Commission shall find, after notice and opportunity for hearing, that all objections so sustained have been met, and shall enter an order so declaring, the Secretary shall mail copies of such material to all shareholders with reasonable promptness after the entry of such order and the renewal of such tender.

                                CAPITAL STRUCTURE

     The Fund's authorized capital consists of an indefinite number of shares of Common Stock. Shareholders are entitled: (i) to one vote per full share of Common Stock; (ii) to such distributions as may be declared by the Fund's Board of Directors out of funds legally available; and (iii) upon liquidation, to participate ratably in the assets available for distribution. There are no conversion or sinking fund provisions applicable to the shares, and the holders have no preemptive rights and may not cumulate their votes in the election of directors. Consequently the holders of more than 50% of the shares of Common Stock voting for the election of directors can elect the entire Board of Directors and in such event the holders of the remaining shares voting for the election of directors will not be able to elect any person or persons to the Board of Directors.

     The shares are redeemable and are transferable. All shares issued and sold by the Fund will be fully paid and nonassessable except as provided in Section 180.0622(2)(b) of the Wisconsin Business Corporation Law. Fractional shares of Common Stock entitle the holder to the same rights as whole shares of Common Stock.

     The Fund will not issue certificates evidencing shares of Common Stock purchased unless so requested in writing. Where certificates are not issued, the shareholder's account will be credited with the number of shares purchased, relieving shareholders of responsibility for safekeeping of certificates and the need to deliver them upon redemption. Written confirmations are issued for all purchases of Common Stock. Any shareholder may deliver certificates to U.S. Bancorp Fund Services, LLC and direct that his account be credited with the shares. A shareholder may direct U.S. Bancorp Fund Services, LLC at any time to issue a certificate for his shares of Common Stock without charge.

                  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

     PricewaterhouseCoopers LLP, 100 East Wisconsin Avenue, Suite 1500, Milwaukee, Wisconsin 53202 currently serves as the independent registered public accounting firm for the Fund. PricewaterhouseCoopers LLP has served as the Fund's independent registered public accounting firm since the fiscal year ended September 30, 1989. As such, PricewaterhouseCoopers LLP is responsible for auditing the financial statements of the Fund.

                        DESCRIPTION OF SECURITIES RATINGS

     The Fund may invest in publicly distributed debt securities assigned one of the three highest ratings of either Standard & Poor's Corporation ("Standard & Poor's") or Moody's Investors Service, Inc. ("Moody's"). A brief description of the ratings symbols and their meanings follows.

     Standard & Poor's Debt Ratings. A Standard & Poor's corporate debt rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation. It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation.

     The debt rating is not a recommendation to purchase, sell or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

     The ratings are based on current information furnished by the issuer or obtained by Standard & Poor's from other sources it considers reliable. Standard & Poor's does not perform any audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or for other circumstances.

     The ratings are based, in varying degrees, on the following considerations:


     I. Likelihood of payment - capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

     II. Nature of and provisions of the obligation; and

     III. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

     The issue ratings definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity, Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy.


     AAA - Debt rated AAA has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

     AA - Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

     A - Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in the higher rated categories.


     Moody's Bond Ratings. Moody's ratings are opinions, not recommendations to buy or sell, and their accuracy is not guaranteed.

     Aaa - Bonds which are rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large, or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa - Bonds which are Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

     A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Moody's applies numerical modifiers 1, 2 and 3 in each of the foregoing generic rating classifications. The modifier 1 indicates that the company ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the company ranks in the lower end of its generic rating category.












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